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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2003

                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

        Ohio                            0-8076              31-0854434
 (State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                   File Number)        Identification No.)

                       Fifth Third Center
          38 Fountain Square Plaza, Cincinnati, Ohio          45263
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (513) 534-5300

                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 9.   Regulation FD Disclosure

     On January 31, 2003, Fifth Third Bancorp issued a news release clarifying Fifth Third Bancorp's outlook regarding current regulatory matters, attached as
Exhibit 99.1 to this Form 8-K. This news release, incorporated herein by reference, is furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIFTH THIRD BANCORP
                                               (Registrant)


January 31, 2003                               /s/ Neal E. Arnold
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                                                Neal E. Arnold
                                                Executive Vice President
                                                and Chief Financial Officer